Exhibit 99.2

Supplemental Operating and Financial Data

Fourth Quarter and Year Ended December 31, 2011

Entertainment Properties Trust
Supplemental Operating and Financial Data
Fourth Quarter and Year Ended December 31, 2011

Table of Contents

Section	Page

Company Profile	4
Investor Information	5
Selected Financial Information	6
Selected Balance Sheet Information	7
Selected Operating Data	8
Funds From Operations and Funds From Operations as Adjusted	9
Adjusted Funds From Operations	10
Capital Structure	11
Summary of Ratios	16
Capital Spending and Disposition Summaries	19
Financial and Investment Information by Asset Type	20
Lease Expirations Excluding Non-Theatre Retail	26
Top Ten Customers by Revenue from Continuning Operations	27
Summary of Mortgage Notes Receivable	28
Summary of Notes Receivable	29
Summary of Unconsolidated Joint Ventures	30
Definitions-Non-GAAP Financial Measures	31

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “expects,” "pipeline," “anticipates,” “estimates,” “offers,” “plans,” “would,” “may” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

DEFINITIONS

See pages 31 through 32 for definitions of certain non-GAAP financial measures used in this document.

Entertainment Properties Trust
Company Profile

The Company

Entertainment Properties Trust (“EPR or the Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes megaplex theatres and adjacent retail, public charter schools, metropolitan ski areas and other destination recreational and specialty investments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 80% of our FFO as adjusted in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

Entertainment Properties Trust
Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Executive Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Investment Officer

Mike Hirons
Vice President, Finance

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrD
Stock Exchange Listing	EPR-PrE
New York Stock Exchange

Equity Research Coverage

BMO Capital Markets	Paul Adornato	212-885-4170
Citi Global Markets	Michael Bilerman/Gregory Schweitzer	212-816-4471
FBR Capital Markets & Co.	Gabe Poggi	703-469-1141
Goldman Sachs	Conor Fennerty	212-902-4227
Janney Montgomery Scott	Andrew DiZio	215-665-6439
J.P. Morgan	Anthony Palone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler	917-368-2280
RBC Capital Markets	Richard Moore	440-715-2646

Entertainment Properties Trust is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding Entertainment Properties Trust’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of Entertainment Properties Trust or its management.  Entertainment Properties Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Entertainment Properties Trust
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three Months Ended December 31,		Years Ended December 31,
Operating Information:	2011	2010	2011	2010
Revenue (1)	77,608	74,679	301,659	289,843
Net income available to common shareholders of
Entertainment Properties Trust	31,940	26,652	84,319	84,668
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (2)	65,314	62,545	225,095	244,148
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	73	3,530	(4,473)	5,530
Adjusted EBITDA - continuing operations (2)	65,547	63,149	253,940	245,828
Adjusted EBITDA - discontinued operations (2)	73	3,530	4,468	12,800
Interest expense, net (1)	17,658	19,245	71,679	72,311
Recurring principal payments	6,205	6,501	24,566	27,262
Capitalized interest	112	105	498	383
Straight-lined rental revenue	298	642	966	1,883
Dividends declared on preferred shares	6,002	7,551	28,140	30,206
Dividends declared on common shares	32,709	30,253	130,724	118,598
General and administrative expense	5,045	4,430	20,173	18,225

	December 31,
	2011	2010
Total assets	2,733,995	2,923,420
Total assets before depreciation (gross assets)	3,069,430	3,220,488
Unencumbered real estate assets (3)
Number	117	103
Gross book value	1,534,785	1,528,521
Annualized stabilized NOI	154,378	147,678
Total debt	1,154,295	1,191,179
Equity	1,498,103	1,631,258
Common shares outstanding	46,727	46,543
Total market capitalization (using EOP closing price)	3,532,970	3,760,040
Debt/total assets	42%	41%
Debt/total market capitalization	33%	32%
Debt/gross assets	38%	37%
Debt/Adjusted EBITDA - continuing operations (1)(4)	4.40	4.72
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	4.40	4.47

(1) Excludes discontinued operations.
(2) See pages 31 through 32 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4) Adjusted EBITDA is for the quarter annualized. See pages 31 and 32 for definitions.

Entertainment Properties Trust
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010
Assets
Rental properties:(1)
Megaplex theatres and other retail	$1,956,564	$1,942,634	$1,954,212	$1,948,256	$2,101,795	$2,085,187
Other	202,743	184,064	183,318	224,589	221,896	221,629
Less: accumulated depreciation	(335,435)	(323,055)	(316,899)	(305,751)	(297,068)	(286,392)
Land held for development	184,457	184,457	184,457	184,457	184,457	184,457
Property under development	22,761	15,075	19,856	8,638	5,967	7,671
Mortgage notes receivable: (2)
Waterpark	178,384	178,794	175,029	170,517	168,994	168,545
Metropolitan ski areas	145,410	136,410	136,410	136,410	136,410	136,410
Public charter schools	1,303	—	—	—	—	—
Investment in a direct financing lease, net	233,619	253,344	231,099	229,801	226,433	225,187
Investment in joint ventures	25,053	24,667	24,138	23,570	22,010	19,334
Cash and cash equivalents	14,625	14,302	15,740	15,164	11,776	14,860
Restricted cash	19,312	28,314	34,120	31,490	16,279	21,253
Accounts receivable, net	35,005	34,389	34,983	38,204	39,814	36,364
Notes receivable (2)	5,015	5,055	5,079	5,104	5,127	5,152
Other assets and intangible assets, net	45,179	47,447	48,174	47,608	79,530	82,594
Total Assets	$2,733,995	$2,725,897	$2,729,716	$2,758,057	$2,923,420	$2,922,251

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$36,036	$38,029	$49,982	$41,612	$56,488	$44,673
Common dividends payable	32,709	32,707	32,660	32,648	30,253	30,248
Preferred dividends payable	6,002	6,002	7,552	7,552	7,551	7,552
Unearned rents and interest	6,850	13,599	10,055	5,995	6,691	13,148
Line of credit	223,000	195,000	90,000	87,000	142,000	150,000
Long-term debt	931,295	943,839	958,122	963,621	1,049,179	1,052,180
Total Liabilities	1,235,892	1,229,176	1,148,371	1,138,428	1,292,162	1,297,801
Equity:
Common stock and additional paid in capital	1,719,546	1,718,182	1,792,622	1,790,570	1,785,848	1,783,852
Preferred stock at par value	135	135	167	167	167	167
Treasury stock	(44,834)	(44,834)	(44,834)	(44,743)	(39,762)	(39,069)
Loans to shareholders	—	—	—	—	—	(281)
Accumulated other comprehensive income	23,463	22,699	25,904	25,940	38,842	29,988
Distributions in excess of net income	(228,261)	(227,493)	(220,535)	(180,326)	(181,856)	(178,255)
Entertainment Properties Trust shareholders' equity	1,470,049	1,468,689	1,553,324	1,591,608	1,603,239	1,596,402
Noncontrolling interests	28,054	28,032	28,021	28,021	28,019	28,048
Total Equity	1,498,103	1,496,721	1,581,345	1,619,629	1,631,258	1,624,450
Total Liabilities and equity	$2,733,995	$2,725,897	$2,729,716	$2,758,057	$2,923,420	$2,922,251

(1) Includes rental properties held for sale.
(2) Includes related accrued interest receivable and is net of loan loss reserves.

Entertainment Properties Trust
Selected Operating Data
(Unaudited, dollars in thousands)

	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010
Rental revenue and tenant reimbursements:
Theatres and adjacent retail	$58,535	$58,787	$58,326	$57,894	$57,489	$57,298
Public charter schools	1,151	332	144	12	—	—
Metropolitan ski areas	319	318	318	318	316	315
Vineyards and wineries	2,141	1,831	1,751	1,819	3,464	3,335
Mortgage and other financing income:
Public charter schools (1)	7,099	7,352	7,062	6,951	6,872	6,604
Metropolitan ski areas	3,485	3,437	3,437	3,410	3,410	3,398
Waterpark	3,225	3,573	3,044	2,965	2,940	2,940
Other	190	200	225	225	136	353
Other income	1,463	165	131	24	52	235
Total revenue	$77,608	$75,995	$74,438	$73,618	$74,679	$74,478

Property operating expense	4,838	5,960	6,582	6,167	6,710	6,675
Other expense	2,178	629	700	492	390	340
General and administrative expense	5,045	4,555	5,105	5,468	4,430	4,076
Costs (gain) associated with loan refinancing or payoff, net	(390)	—	—	6,163	—	—
Interest expense, net	17,658	17,911	17,287	18,823	19,245	19,227
Transaction costs	233	148	76	1,273	141	11
Impairment charges	—	—	27,115	—	463	—
Depreciation and amortization	12,040	12,036	11,980	11,871	11,900	11,582
Equity in income from joint ventures	616	676	781	774	776	706
Income from continuing operations	36,622	35,432	6,374	24,135	32,176	33,273
Discontinued operations:
Income from discontinued operations	110	115	769	1,105	1,444	1,572
Impairment charges	—	—	(7,141)	(1,800)	—	—
Transaction costs	—	—	—	—	—	—
Gain on sale or acquisition of real estate	1,236	16	—	18,293	555	198
Net income	37,968	35,563	2	41,733	34,175	35,043
Net loss (income) attributable to noncontrolling interests	(25)	(11)	—	(2)	28	(34)
Preferred dividend requirements	(6,003)	(7,034)	(7,551)	(7,552)	(7,551)	(7,552)
Series B preferred share redemption costs	—	(2,769)	—	—	—	—
Net income (loss) available to common shareholders of Entertainment Properties Trust	$31,940	$25,749	$(7,549)	$34,179	$26,652	$27,457

(1) Represents income from owned assets under a direct financing lease and one note receivable.

Entertainment Properties Trust
Funds From Operations and Funds From Operations as adjusted
(Unaudited, dollars in thousands except per share information)

	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010
Funds From Operations ("FFO") (1):
Net income (loss) available to common shareholders of Entertainment Properties Trust	$31,940	$25,749	$(7,549)	$34,179	$26,652	$27,457
Gain on sale or acquisition of real estate	(1,236)	(16)	—	(18,293)	(555)	(198)
Real estate depreciation and amortization	11,773	11,765	11,873	13,598	13,694	13,334
Allocated share of joint venture depreciation	118	113	112	109	90	81
Impairment charges	—	—	34,256	1,800	463	—
FFO available to common shareholders of Entertainment Properties Trust	$42,595	$37,611	$38,692	$31,393	$40,344	$40,674

Funds From Operations as adjusted (1):
FFO available to common shareholders of Entertainment Properties Trust	$42,595	$37,611	$38,692	$31,393	$40,344	$40,674
Costs (gain) associated with loan refinancing or payoff, net	(390)	—	—	6,388	—	—
Transaction costs	233	148	76	1,273	141	11
Series B preferred share redemption costs	—	2,769	—	—	—	—
FFO as adjusted available to common shareholders of Entertainment Properties Trust	$42,438	$40,528	$38,768	$39,054	$40,485	$40,685

FFO per common share attributable to Entertainment Properties Trust:
Basic	$0.91	$0.81	$0.83	$0.68	$0.87	$0.87
Diluted	0.91	0.80	0.82	0.67	0.86	0.87

FFO as adjusted per common share attributable to Entertainment Properties Trust:
Basic	$0.91	$0.87	$0.83	$0.84	$0.87	$0.87
Diluted	0.90	0.86	0.83	0.83	0.86	0.87

Shares used for computation (in thousands):
Basic	46,726	46,680	46,648	46,503	46,539	46,511
Diluted	46,967	46,918	46,956	46,805	46,893	46,809

(1) See pages 31 through 32 for definitions.

Entertainment Properties Trust
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of Entertainment Properties Trust	$42,595	$37,611	$38,692	$31,393	$40,344	$40,674
Adjustments:
Amortization of above market leases, net	—	—	—	20	66	74
Transaction costs	233	148	76	1,273	141	11
Non-real estate depreciation and amortization	267	271	269	270	239	130
Deferred financing fees amortization	986	1,034	764	1,023	1,061	1,122
Costs (gain) associated with loan refinancing or payoff, net	(390)	—	—	6,388	—	—
Share-based compensation expense to management and trustees	1,398	1,371	1,474	1,367	1,188	1,187
Maintenance capital expenditures (2)	(733)	(946)	(600)	(1,602)	(2,559)	(2,872)
Straight-lined rental revenue	(298)	(92)	(58)	(518)	(642)	(426)
Non-cash portion of mortgage and other financing income	(1,298)	(1,268)	(1,350)	(1,258)	(1,274)	(1,201)
Series B preferred share redemption costs	—	2,769	—	—	—	—
AFFO available to common shareholders of Entertainment Properties Trust	$42,760	$40,898	$39,267	$38,356	$38,564	$38,699

Weighted average diluted shares outstanding (in thousands)	46,967	46,918	46,956	46,805	46,893	46,809

AFFO per diluted common share	$0.91	$0.87	$0.84	$0.82	$0.82	$0.83

Dividends declared per common share	$0.70	$0.70	$0.70	$0.70	$0.65	$0.65

AFFO payout ratio (3)	77%	80%	83%	85%	79%	78%

(1) See pages 31 through 32 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust
Capital Structure at December 31, 2011
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt:

	Mortgages (1)		Bond		Unsecured	Unsecured
Year	Amortization	Maturities	Amortization	Maturities	Credit Facility (2)	Senior Notes	Total	Weighted Avg Interest Rate
2012	$25,123	$65,293	$—	$—	$—	$—	$90,416	6.52%
2013	17,894	98,484	—	—	—	—	116,378	6.00%
2014	12,451	143,474	—	—	—	—	155,925	6.30%
2015	11,118	90,813	—	—	223,000	—	324,931	3.19%
2016	7,233	96,144	—	—	—	—	103,377	6.08%
2017	3,752	85,500	—	—	—	—	89,252	5.89%
2018	919	12,462	—	—	—	—	13,381	6.34%
2019	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—
Thereafter	—	—	—	10,635	—	—	10,635	0.14%
	$78,490	$592,170	—	$10,635	$223,000	$250,000	$1,154,295	5.62%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed rate secured debt		$670,660	6.10%	3.1
Fixed rate unsecured debt		250,000	7.75%	8.5
Variable rate secured debt		10,635	0.14%	25.8
Variable rate unsecured debt (2)		223,000	2.05%	3.8
Total		$1,154,295	5.62%	4.6

(1) Scheduled amortization and maturities represent only consolidated debt obligations.

(2) Unsecured Credit Facility Summary:
		Balance		Rate
	Commitment	at 12/31/2011	Maturity	at 12/31/2011

	$400,000	$223,000	October 13, 2015	2.02%

Note: This facility has a one year extension available at the Company's option and includes an accordion feature in which the facility can be increased to up to $500 million. On January 5, 2012, the Company entered into a new $240 million five year term loan facility, the proceeds from which reduced the balance of the facility to zero as of that date.

Entertainment Properties Trust
Capital Structure at December 31, 2011 and 2010
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:
	December 31, 2011	December 31, 2010

Capital lease obligation, 2.60%, paid in full on December 7, 2011	$—	$9,251
Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	43,045	44,473
Mortgage note payable, 6.63%, due November 1, 2012	24,072	24,866
Mortgage notes payable, 4.26%-9.01%, due February 10, 2013	106,229	112,982
Unsecured revolving variable rate credit facility, LIBOR + 1.60%, due October 13, 2015	223,000	142,000
Mortgage note payable, 6.84%, due March 1, 2014	95,976	103,127
Mortgage note payable, 5.58%, due April 1, 2014	58,338	59,537
Mortgage note payable, 5.50%, due July 1, 2014	4,000	4,000
Mortgage note payable, 5.56%, due June 5, 2015	32,568	33,182
Mortgage notes payable, 5.77%, due November 6, 2015	69,143	71,014
Mortgage notes payable, 5.84%, due March 6, 2016	38,931	39,944
Mortgage notes payable, 6.37%, due June 30, 2016	27,854	28,514
Mortgage notes payable, 6.10%, due October 1, 2016	25,027	25,625
Mortgage notes payable, 6.02%, due October 6, 2016	18,862	19,317
Mortgage note payable, 6.06%, due March 1, 2017	10,518	10,762
Mortgage note payable, 6.07%, due April 6, 2017	10,827	11,076
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	50,132	51,319
Mortgage note payable, 5.29%, due July 1, 2017	4,008	—
Mortgage notes payable, 5.86%, due August 1, 2017	25,677	26,268
Term loans payable, paid in full on February 7, 2011	—	86,272
Mortgage note payable, 6.19%, due February 1, 2018	15,643	16,171
Mortgage note payable, 7.37%, due July 15, 2018	9,810	10,844
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Total	$1,154,295	$1,191,179

Entertainment Properties Trust
Capital Structure
Senior Notes

Senior Debt Ratings as of December 31, 2011

Moody's	Baa3
Fitch	BBB-
Standard and Poor's	BB+

Summary of Covenants

The Company's outstanding bonds have a fixed interest rate at 7.75%. Interest on the senior notes is paid semiannually. The notes contain various covenants, including: (i) a limitation on incurrence of any debt which would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for our $250.0 million senior unsecured notes, as defined and calculated per the terms of our notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show our ability to incur additional debt under the terms of our notes only and are not measures of our liquidity or performance.  The actual amounts as of December 31, 2011 and September 30, 2011 are:

		Actual	Actual
Note Covenants	Required	4th Quarter 2011 (1)	3rd Quarter 2011 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	38%	37%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	22%	23%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.9x	3.8x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	370%	390%

(1) See page 14 for detailed calculations

Entertainment Properties Trust
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	December 31, 2011		Total Debt:		December 31, 2011
Total Assets	$2,733,995		Secured debt obligations		$681,295
Add: accumulated depreciation	335,435		Unsecured debt obligations:
Less: intangible assets	(4,485)		Unsecured debt		473,000
Total Assets	$3,064,945		Outstanding letters of credit		—
			Derivatives at fair market value, net		2,037
Total Unencumbered Assets:	December 31, 2011		Total unsecured debt obligations:		475,037
Unencumbered real estate assets, gross	$1,534,785		Total Debt		$1,156,332
Cash and cash equivalents	14,625
Land held for development	184,457
Property under development	22,761
Total Unencumbered Assets	$1,756,628

Consolidated income available for debt service:	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	Trailing Twelve Months
Adjusted EBITDA	$65,547	$64,851	$62,051	$61,491	$253,940
Add: Adjusted EBITDA of discontinued operations	73	115	931	3,349	4,468
Less: straight-line rental revenue	(298)	(92)	(58)	(518)	(966)
Consolidated income available for debt service	$65,322	$64,874	$62,924	$64,322	$257,442

Annual Debt Service:
Interest expense, gross	$17,776	$18,067	$17,441	$18,947	$72,231
Interest expense from discontinued operations	—	—	—	22	22
Less: deferred financing fees amortization	(986)	(1,034)	(764)	(1,023)	(3,807)
Annual Debt Service	$16,790	$17,033	$16,677	$17,946	$68,446

Debt Service Coverage	3.9	3.8	3.8	3.6	3.8

Entertainment Properties Trust
Capital Structure at December 31, 2011
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at December 31, 2011	Liquidation Preference	Dividend Rate	Convertible

Common shares	46,726,714	$43.71	N/A	(1)	N/A
Series C	5,400,000	$19.22	$135,000	5.750%	Y
Series D	4,600,000	$24.94	$115,000	7.375%	N
Series E	3,450,000	$26.73	$86,250	9.000%	Y

Calculation of Total Market Capitalization:

Common shares outstanding at December 31, 2011 multiplied by closing price at December 31, 2011				$2,042,425
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series D preferred shares (2)				115,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Total long-term debt at December 31, 2011				1,154,295
Total consolidated market capitalization				$3,532,970

(1) Quarterly dividend declared in the fourth quarter of 2011 was $0.70 per share.
(2) Excludes accrued unpaid dividends at December 31, 2011.

Entertainment Properties Trust
Summary of Ratios
(Unaudited)

	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010

Debt to total assets (book value)	42%	42%	38%	38%	41%	41%

Debt to total market capitalization	33%	35%	29%	29%	32%	33%

Debt to gross assets	38%	37%	34%	34%	37%	37%

Debt/Adjusted EBITDA - continuing operations (1)	4.40	4.39	4.22	4.27	4.72	4.74

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	4.40	4.38	4.16	4.05	4.47	4.49

Secured debt to secured assets	58%	59%	59%	60%	60%	61%

Unencumbered real estate assets to total real estate assets (2)	56%	56%	55%	56%	54%	53%

Interest coverage ratio (3)	3.8	3.7	3.7	3.5	3.5	3.5

Fixed charge coverage ratio (3)	2.8	2.7	2.6	2.5	2.5	2.5

Debt service coverage ratio (3)	2.8	2.8	2.8	2.6	2.6	2.7

FFO payout ratio (4)	77%	87%	85%	104%	76%	75%

FFO as adjusted payout ratio (5)	78%	81%	84%	84%	75%	75%

AFFO payout ratio (6)	77%	80%	83%	85%	79%	78%

(1) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010
Interest Coverage Ratio (1):
Net income	$37,968	$35,563	$2	$41,733	$34,175	$35,043
Impairment charges	—	—	34,256	1,800	463	—
Transaction costs	233	148	76	1,273	141	11
Interest expense, gross	17,776	18,067	17,441	18,947	19,404	19,380
Depreciation and amortization	12,040	12,036	12,142	13,869	13,933	13,458
Share-based compensation expense
to management and trustees	1,398	1,371	1,474	1,367	1,188	1,187
Costs (gain) associated with loan refinancing
or payoff, net	(390)	—	—	6,388	—	—
Interest cost capitalized	(112)	(136)	(153)	(97)	(105)	(103)
Straight-line rental revenue	(298)	(92)	(58)	(518)	(642)	(426)
Gain on sale or acquisition of real estate from
discontinued operations	(1,236)	(16)	—	(18,293)	(555)	(198)
Interest coverage amount	$67,379	$66,941	$65,180	$66,469	$68,002	$68,352

Interest expense, net	$17,620	$17,911	$17,287	$18,845	$19,298	$19,276
Interest income	44	20	1	5	1	1
Interest cost capitalized	112	136	153	97	105	103
Interest expense, gross	$17,776	$18,067	$17,441	$18,947	$19,404	$19,380

Interest coverage ratio	3.8	3.7	3.7	3.5	3.5	3.5

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$67,379	$66,941	$65,180	$66,469	$68,002	$68,352

Interest expense, gross	$17,776	$18,067	$17,441	$18,947	$19,404	$19,380
Preferred share dividends	6,003	7,034	7,551	7,552	7,551	7,552
Fixed charges	$23,779	$25,101	$24,992	$26,499	$26,955	$26,932

Fixed charge coverage ratio	2.8	2.7	2.6	2.5	2.5	2.5

Debt Service Coverage Ratio (1):
Interest coverage amount	$67,379	$66,941	$65,180	$66,469	$68,002	$68,352

Interest expense, gross	$17,776	$18,067	$17,441	$18,947	$19,404	$19,380
Recurring principal payments	6,205	6,088	6,011	6,262	6,501	6,286
Debt service	$23,981	$24,155	$23,452	$25,209	$25,905	$25,666

Debt service coverage ratio	2.8	2.8	2.8	2.6	2.6	2.7

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010

Net cash provided by operating activities	$60,348	$43,121	$57,326	$35,004	$53,251	$52,497

Equity in income from joint ventures	616	676	781	774	776	706
Distributions from joint ventures	(672)	(872)	(652)	(652)	(831)	(796)
Amortization of deferred financing costs	(986)	(1,034)	(764)	(1,023)	(1,061)	(1,122)
Amortization of above market leases, net	—	—	—	(20)	(66)	(74)
Increase (decrease) in mortgage notes accrued interest receivable	(405)	410	—	—	—	—
Increase (decrease) in restricted cash	(2,304)	(8,623)	(909)	(740)	1,467	675
Increase (decrease) in accounts receivable, net	168	303	(3,302)	(1,353)	2,916	1,592
Decrease in notes and accrued interest receivable	(40)	(24)	(25)	(23)	(25)	(8)
Increase in direct financing lease receivable	1,278	1,242	1,298	1,255	1,246	1,167
Increase (decrease) in other assets	(1,974)	175	1,041	1,416	(732)	1,094
Decrease (increase) in accounts payable and accrued liabilities	(5,665)	13,318	(7,046)	7,572	(7,556)	(6,386)
Decrease (increase) in unearned rents	(194)	262	126	25	(181)	145
Straight-line rental revenue	(298)	(92)	(58)	(518)	(642)	(426)
Interest expense, gross	17,776	18,067	17,441	18,947	19,404	19,380
Interest cost capitalized	(112)	(136)	(153)	(97)	(105)	(103)
Costs (gain) associated with loan refinancing or payoff, net (cash portion)	(390)	—	—	4,629	—	—
Transaction costs	233	148	76	1,273	141	11

Interest coverage amount (1)	$67,379	$66,941	$65,180	$66,469	$68,002	$68,352

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2011 Capital Spending:
Description	Location	Capital Spending Three Months Ended December 31, 2011	Capital Spending Year Ended December 31, 2011

Acquisition of four theatre portfolio	various	$—	$37,761
Development of public charter school properties	various	11,944	46,190
Investment in a direct financing lease with Imagine Schools, Inc. related to public charter schools	various	—	2,113
Acquisition of Pinstripes entertainment facility	Northbrook, IL	—	7,025
Additions to mortgage note receivable for development of Schlitterbahn waterparks	Kansas City, KS	—	9,390
Additions to mortgage note receivable for land at two Peak Resorts locations	various	9,000	9,000
Investment in mortgage note receivable related to public charter school development	Phoenix, AZ	1,297	1,297
Development of entertainment retail center	Suffolk, VA	48	1,726
Investment in unconsolidated joint ventures	various	725	3,969
Investment in theatre and retail development projects	various	7,653	18,640
Capitalized building improvements and tenant improvements	various	363	807

Total investment spending		$31,030	$137,918
Other capital acquisitions, net	various	432	3,121
Total capital spending		$31,462	$141,039

2011 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds

Toronto Dundas Square	Toronto, Ontario	March 2011	$222,701

Gary Farrell Winery	Healdsburg, CA	April 2011	$6,460

Buena Vista Tasting Room	Sonoma, CA	August 2011	$1,700

EOS Vineyard and Winery	Paso Robles, CA	September 2011	$12,516

Entertainment Properties Trust
Financial Information by Asset Type
For the Three Months Ended December 31, 2011
(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$54,165	$1,151	$319	$2,141	$—	$57,776	$—	$57,776
Tenant reimbursements	4,370	—	—	—	—	4,370	—	4,370
Other income	30	—	—	1,397	35	1,462	1	1,463
Mortgage and other financing income	81	7,099	3,485	92	3,225	13,982	17	13,999
Total revenue	58,646	8,250	3,804	3,630	3,260	77,590	18	77,608

Property operating expense	5,516	—	—	(808)	130	4,838	—	4,838
Other expense	21	—	—	1,874	190	2,085	93	2,178
Total investment expenses	5,537	—	—	1,066	320	6,923	93	7,016
General and administrative expense	—	—	—	—	—	—	5,045	5,045
Transaction costs	—	—	—	—	—	—	233	233
EBITDA - continuing operations	$53,109	$8,250	$3,804	$2,564	$2,940	$70,667	$(5,353)	$65,314
	75%	12%	5%	4%	4%	100%

Add: transaction costs							233	233
Adjusted EBITDA - continuing operations								65,547

Reconciliation to Consolidated Statements of Income:
Gain associated with loan refinancing or payoff							390	390
Interest expense, net							(17,658)	(17,658)
Transaction costs							(233)	(233)
Depreciation and amortization							(12,040)	(12,040)
Equity in income from joint ventures							616	616
Discontinued operations:
Income from discontinued operations							110	110
Gain on sale or acquisition of real estate							1,236	1,236
Net income								37,968
Noncontrolling interests							(25)	(25)
Preferred dividend requirements							(6,003)	(6,003)
Net income available to common shareholders								$31,940

*Includes 8.8 million square feet of megaplex theatres and 1.6 million square feet of retail at December 31, 2011

Entertainment Properties Trust
Financial Information by Asset Type
For the Year Ended December 31, 2011
(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$215,576	$1,638	$1,274	$7,543	$—	$226,031	$—	$226,031
Tenant reimbursements	17,965	—	—	—	—	17,965	—	17,965
Other income	120	—	—	1,409	253	1,782	1	1,783
Mortgage and other financing income	323	28,465	13,768	423	12,808	55,787	93	55,880
Total revenue	233,984	30,103	15,042	9,375	13,061	301,565	94	301,659

Property operating expense	23,541	—	—	(499)	505	23,547	—	23,547
Other expense	21	—	—	2,386	750	3,157	842	3,999
Total investment expenses	23,562	—	—	1,887	1,255	26,704	842	27,546
General and administrative expense	—	—	—	—	—	—	20,173	20,173
Transaction costs	—	—	—	—	—	—	1,730	1,730
Impairment charges	—	—	—	—	—	—	27,115	27,115
EBITDA - continuing operations	$210,422	$30,103	$15,042	$7,488	$11,806	$274,861	$(49,766)	$225,095
	77%	11%	5%	3%	4%	100%

Add: transaction costs							1,730	1,730
Add: impairment charges							27,115	27,115
Adjusted EBITDA - continuing operations								253,940

Reconciliation to Consolidated Statements of Income:
Gain associated with loan refinancing or payoff, net							(5,773)	(5,773)
Interest expense, net							(71,679)	(71,679)
Transaction costs							(1,730)	(1,730)
Impairment charges							(27,115)	(27,115)
Depreciation and amortization							(47,927)	(47,927)
Equity in income from joint ventures							2,847	2,847
Discontinued operations:
Income from discontinued operations							2,099	2,099
Impairment charges							(8,941)	(8,941)
Gain on sale or acquisition of real estate							19,545	19,545
Net income								115,266
Noncontrolling interests							(38)	(38)
Preferred dividend requirements							(28,140)	(28,140)
Series B preferred share redepmtion costs							(2,769)	(2,769)
Net income available to common shareholders								$84,319

*Includes 8.8 million square feet of megaplex theatres and 1.6 million square feet of retail at December 31, 2011

Entertainment Properties Trust
Financial Information by Asset Type
For the Three Months Ended Decmeber 31, 2010
(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$52,833	$—	$316	$3,464	$—	$56,613	$—	$56,613
Tenant reimbursements	4,656	—	—	—	—	4,656	—	4,656
Other income	26	—	—	—	26	52	—	52
Mortgage and other financing income	75	6,872	3,410	34	2,940	13,331	27	13,358
Total revenue	57,590	6,872	3,726	3,498	2,966	74,652	27	74,679

Property operating expense	6,029	—	—	652	29	6,710	—	6,710
Other expense	—	—	—	48	164	212	178	390
Total investment expenses	6,029	—	—	700	193	6,922	178	7,100
General and administrative expense	—	—	—	—	—	—	4,430	4,430
Transaction costs	—	—	—	—	—	—	141	141
Impairment charges	—	—	—	—	—	—	463	463
EBITDA - continuing operations	$51,561	$6,872	$3,726	$2,798	$2,773	$67,730	$(5,185)	$62,545
	76%	10%	6%	4%	4%	100%

Add: transaction costs							141	141
Add: impairment charges							463	463
Adjusted EBITDA - continuing operations								63,149

Reconciliation to Consolidated Statements of Income:
Interest expense, net							(19,245)	(19,245)
Transaction costs							(141)	(141)
Impairment charges							(463)	(463)
Depreciation and amortization							(11,900)	(11,900)
Equity in income from joint ventures							776	776
Discontinued operations:
Income from discontinued operations							1,444	1,444
Gain on sale or acquisition of real estate							555	555
Net income								34,175
Noncontrolling interests							28	28
Preferred dividend requirements							(7,551)	(7,551)
Net income available to common shareholders								$26,652

*Includes 8.7 million square feet of megaplex theatres and 1.8 million square feet of retail at December 31, 2010

Entertainment Properties Trust
Financial Information by Asset Type
For the Year Ended December 31, 2010
(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$205,303	$—	$1,261	$13,385	$—	$219,949	$—	$219,949
Tenant reimbursements	17,100	—	—	—	—	17,100	—	17,100
Other income	294	—	—	4	238	536	—	536
Mortgage and other financing income	398	26,251	13,564	309	11,583	52,105	153	52,258
Total revenue	223,095	26,251	14,825	13,698	11,821	289,690	153	289,843

Property operating expense	21,894	—	—	2,609	181	24,684	—	24,684
Other expense	217	—	—	242	431	890	216	1,106
Total investment expenses	22,111	—	—	2,851	612	25,574	216	25,790
General and administrative expense	—	—	—	—	—	—	18,225	18,225
Transaction costs	—	—	—	—	—	—	517	517
Impairment charges	—	—	—	—	—	—	463	463
Provision for loan loss reserve						$—	$700	$700
EBITDA - continuing operations	$200,984	$26,251	$14,825	$10,847	$11,209	$264,116	$(19,968)	$244,148
	76%	10%	6%	4%	4%	100%

Add: transaction costs							517	517
Add: impairment charges							463	463
Add: provision for loan loss reserve							700	700
Adjusted EBITDA - continuing operations								245,828

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff, net							(11,383)	(11,383)
Interest expense, net							(72,311)	(72,311)
Transaction costs							(517)	(517)
Impairment charges							(463)	(463)
Provision for loan loss reserve							(700)	(700)
Depreciation and amortization							(45,359)	(45,359)
Equity in income from joint ventures							2,138	2,138
Discontinued operations:
Loss from discontinued operations							(5,195)	(5,195)
Transaction costs							(7,270)	(7,270)
Gain on sale or acquisition of real estate							8,287	8,287
Net income								113,055
Noncontrolling interests							1,819	1,819
Preferred dividend requirements							(30,206)	(30,206)
Net income available to common shareholders								$84,668

*Includes 8.7 million square feet of megaplex theatres and 1.8 million square feet of retail at December 31, 2010

Entertainment Properties Trust
Financial Information by Asset Type - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended December 31, 2011			For the Year Ended December 31, 2011
	Theatres and Adjacent Retail	Vineyards and Wineries	Consolidated	Theatres and Adjacent Retail	Vineyards and Wineries	Consolidated
Rental revenue	$—	$—	$—	$4,088	$1,132	$5,220
Tenant reimbursements	1	—	1	2,409	—	2,409
Other income	—	277	277	—	277	277
Mortgage and other financing income	—	—	—	—	4	4
Total revenue	1	277	278	6,497	1,413	7,910

Property operating expense	7	(5)	2	2,839	275	3,114
Other expense	—	203	203		328	328
Total investment expenses	7	198	205	2,839	603	3,442
Impairment charges	—	—	—	—	8,941	8,941
EBITDA - discontinued operations	$(6)	$79	$73	$3,658	$(8,131)	$(4,473)

Add: impairment charges			—			8,941
Adjusted EBITDA - discontinued operations			$73			$4,468
Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff, net			—			(225)
Interest expense, net			37			16
Impairment charges			—			(8,941)
Depreciation and amortization			—			(2,160)
Gain on sale or acquisition or real estate			1,236			19,545
Income from discontinued operations			$1,346			$12,703

	For the Three Months Ended December 31, 2010			For the Year Ended December 31, 2010
	Theatres and Adjacent Retail	Vineyards and Wineries	Consolidated	Theatres and Adjacent Retail	Vineyards and Wineries	Consolidated
Rental revenue	$4,236	$156	$4,392	$17,061	$1,682	$18,743
Tenant reimbursements	2,566	—	2,566	9,305	—	9,305
Other income	—	—	—	—	32	32
Mortgage and other financing income	—	—	—	—	5	5
Total revenue	6,802	156	6,958	26,366	1,719	28,085

Property operating expense	3,234	150	3,384	13,892	1,085	14,977
Other expense	—	44	44	—	308	308
Total investment expenses	3,234	194	3,428	13,892	1,393	15,285
Transaction costs	—	—	—	7,270	—	7,270
EBITDA - discontinued operations	$3,568	$(38)	$3,530	$5,204	$326	$5,530

Add: transaction costs			—			7,270
Adjusted EBITDA - discontinued operations			$3,530			$12,800
Reconciliation to Consolidated Statements of Income:
General and administrative expense			—			(2)
Transaction costs			—			(7,270)
Interest expense, net			(53)			(5,689)
Costs associated with loan refinancing or payoff, net			—			(4,236)
Depreciation and amortization			(2,033)			(8,068)
Gain on sale or acquisition or real estate			555			8,287
Income (loss) from discontinued operations			$1,999			$(4,178)

Entertainment Properties Trust
Investment Information by Asset Type
As of December 31, 2011 and 2010
(Unaudited, dollars in thousands)

	As of December 31, 2011
	Theatres and Adjacent Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,642,771	$39,856	$125,345	$11,204	$—	$1,819,176
Rental properties held for sale, net of accumulated depreciation	—	—	4,696	—	—	4,696
Add back accumulated depreciation on rental properties	313,793	259	19,260	1,804	—	335,116
Add back accumulated depreciation on rental properties held for sale	—	—	319	—	—	319
Land held for development	4,457	—	—	—	180,000	184,457
Property under development	15,315	7,446	—	—	—	22,761
Mortgage notes and related accrued interest receivable, net	—	1,303	—	145,410	178,384	325,097
Investment in a direct financing lease, net	—	233,619	—	—	—	233,619
Investment in joint ventures	25,053	—	—	—	—	25,053
Intangible assets, net of accumulated amortization	4,485	—	—	—	—	4,485
Add back accumulated amortization on intangible assets	9,551	—	—	—	—	9,551
Notes receivable and related accrued interest receivable, net	174	3,751	1,090	—	—	5,015
Total investments (1)	$2,015,599	$286,234	$150,710	$158,418	$358,384	$2,969,345
% of total investments	68%	10%	5%	5%	12%	100%

	As of December 31, 2010
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,822,689	$—	$185,990	$11,512	$—	$2,020,191
Rental properties held for sale, net of accumulated depreciation	—	—	6,432	—	—	6,432
Add back accumulated depreciation on rental properties	279,106	—	16,183	1,495	—	296,784
Add back accumulated depreciation on rental properties held for sale	—	—	284	—	—	284
Land held for development	4,457	—	—	—	180,000	184,457
Property under development	5,967	—	—	—	—	5,967
Mortgage notes and related accrued interest receivable, net	—	—	—	136,410	168,994	305,404
Investment in a direct financing lease, net	—	226,433	—	—	—	226,433
Investment in joint ventures	22,010	—	—	—	—	22,010
Intangible assets, net of accumulated amortization	35,644	—	—	—	—	35,644
Add back accumulated amortization on intangible assets	11,479	—	—	—	—	11,479
Notes receivable and related accrued interest receivable, net	166	3,751	1,210	—	—	5,127
Total investments (1)	$2,181,518	$230,184	$210,099	$149,417	$348,994	$3,120,212
% of total investments	70%	7%	7%	5%	11%	100%

(1) See pages 31 through 32 for definitions.

Entertainment Properties Trust
Lease Expirations Excluding Non-Theatre Retail
As of December 31, 2011
(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools			Vineyards and Wineries
Year	Total Number of Leases Expiring	Rental Revenue for the Trailing Twelve Months Ended December 31, 2011 (1)	% of Total Revenue	Total Number of Leases Expiring	Financing Income/Rental Revenue for the Trailing Twelve Months Ended December 31, 2011	% of Total Revenue	Total Number of Leases Expiring	Rental Revenue for the Trailing Twelve Months Ended December 31, 2011	% of Total Revenue

2012	4	$9,258	3%	—	$—	—	—	$—	—
2013	4	14,643	5%	—	—	—	—	—	—
2014	—	—	—	—	—	—	3	3,750	1%
2015	3	9,281	3%	—	—	—	—	—	—
2016	4	9,216	3%	—	—	—	—	—	—
2017	3	4,669	2%	—	—	—	1	1,894	1%
2018	17	27,023	9%	—	—	—	—	—	—
2019	7	22,324	7%	—	—	—	1	1,374	0%
2020	7	9,355	3%	—	—	—	—	—	—
2021	5	9,870	3%	—	—	—	—	—	—
2022	9	15,937	5%	—	—	—	—	—	—
2023	2	2,294	1%	—	—	—	—	—	—
2024	8	14,325	5%	—	—	—	—	—	—
2025	7	14,252	5%	—	—	—	—	—	—
2026	4	5,340	2%	—	—	—	—	—	—
2027	3	3,939	1%	—	—	—	—	—	—
2028	1	1,060	—	—	—	—	—	—	—
2029	15	14,125	5%	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—
2031	6	3,507	1%	12	7,792	3%	—	—	—
Thereafter	—	—	—	21	21,833	7%	—	—	—
	109	$190,418	63%	33	$29,625	10%	5	$7,018	2%

Note: This schedule relates to consolidated assets only and excludes non-theatre retail. One owned ski property is excluded from this schedule and the remaining ski property investments are held in mortgage notes receivable which are included on page 28.

(1) Consists of rental revenue and tenant reimbursements.

	Entertainment Properties Trust
	Top Ten Customers by Revenue from Continuing Operations
	(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Year Ended	Percentage of
	Customers	Asset Type	December 31, 2011	Total Revenue	December 31, 2011	Total Revenue

1.	American Multi-Cinema, Inc.	Retail/Theatres	$26,084	34%	$105,253	35%
2.	Rave Cinemas/Rave Review Cinemas	Retail/Theatres	7,247	9%	28,848	10%
3.	Imagine Schools, Inc.	Public Charter Schools	7,007	9%	27,767	9%
4.	Regal Cinemas, Inc.	Retail/Theatres	4,925	7%	20,210	7%
5.	Cinemark USA, Inc.	Retail/Theatres	4,022	5%	16,219	5%
6.	Peak Resorts, Inc.	Metropolitan Ski Areas	3,804	5%	15,041	5%
7.	SVVI, LLC	Waterparks	3,225	4%	12,808	4%
8.	Southern Theatres, LLC	Retail/Theatres	3,202	4%	11,649	4%
9.	Ascentia Wine Estates, LLC	Vineyards and Wineries	1,010	1%	4,092	1%
10.	Muvico Entertainment, LLC	Retail/Theatres	942	1%	3,816	1%
	Total		$61,468	79%	$245,703	81%

Entertainment Properties Trust
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	December 31, 2011	December 31, 2010
Mortgage note, 10.00%, due April 1, 2012	$33,677	$33,677
Mortgage note and related accrued interest receivable,
9.00%, due May 31, 2012	1,303	—
Mortgage notes, 7.00% and 10.00%, due May 1, 2019	178,384	168,994
Mortgage note, 9.82%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.46%, due April 3, 2027	62,500	62,500
Mortgage note, 9.68%, due October 30, 2027	41,233	32,233
Total mortgage notes and related accrued interest receivable	$325,097	$305,404

Payments Due on Mortgage Notes Receivable

	As of December 31, 2011
Year:
2012	$34,980
2013	—
2014	—
2015	—
2016	—
Thereafter	290,117
Total	$325,097

Entertainment Properties Trust
Summary of Notes Receivable
(Unaudited, dollars in thousands)

Summary of Notes Receivable

	December 31, 2011	December 31, 2010
Note and related accrued interest receivable, 9.23%,
due August 31, 2012	$3,751	$3,751
Note and related accrued interest receivable, 6.00%,
due December 31, 2017	1,212	1,332
Notes and related accrued interest receivable, 12.00%
to 15.00%, past due (1)	8,074	8,074
Other	174	166
Total notes and related accrued interest receivable	$13,211	$13,323
Less: Loan loss reserves	(8,196)	(8,196)
Total notes and related accrued interest receivable, net	$5,015	$5,127

(1) Note receivable is impaired as of December 31, 2011 and is shown below as past due. In accordance with the Company's accounting policy, interest income is being recognized on a cash basis.

Payments due on Notes Receivable

	As of December 31, 2011
Year:
Past Due (100% Reserved)	$8,074
2012	3,862
2013	118
2014	126
2015	133
2016	141
Thereafter	757
Total	$13,211

Entertainment Properties Trust
Summary of Unconsolidated Joint Ventures
As of and for the Year Ended December 31, 2011
(Unaudited, dollars in thousands)

Atlantic EPR-I

EPR investment interest: 37.5%
EPR preferred interest: 15% priority return on $14.9 million
Income recognized for the year ended December 31, 2011: $2,423
Distributions received for the year ended December 31, 2011: $2,427

Unaudited condensed financial information for Atlantic-EPR I is as follows as of and for the years ended December 31, 2011 and 2010:

	2011	2010
Rental properties, net	$26,024	$26,668
Cash	940	1
Partners’ equity	26,678	26,819
Rental revenue	3,634	4,498
Net income	473	1,878

Atlantic EPR-II

EPR investment interest: 26.5%
Income recognized for the year ended December 31, 2011: $383
Distributions received for the year ended December 31, 2011: $420

Unaudited condensed financial information for Atlantic-EPR II is as follows as of and for the years ended December 31, 2011 and 2010:

	2011	2010
Rental properties, net	$20,576	$21,037
Cash	131	131
Long-term debt (due September 2013)	12,224	12,599
Note payable to Entertainment Properties Trust	117	117
Partners’ equity	8,094	8,202
Rental revenue	2,889	2,889
Net income	1,401	1,366

Ningbo PIC, Nanqiao PIC, Shanghai Himalaya PIC and Shanghai SFG-EPR Cinema

EPR investment interest: 30.0%, 49.0%, 49.0% and 49.0%, respectively
EPR investment: $4,232
Income recognized for the year ended December 31, 2011: $42
Distributions received for the year ended December 31, 2011: $0

Entertainment Properties Trust
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, gain on sale or acquisition of real estate, noncontrolling interests, equity in income from joint ventures and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs. Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales or acquisitions of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gain) associated with loan refinancing or payoff, net, transaction costs, provision for loan losses and preferred share redemption costs. FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue and the non-cash portion of mortgage and other financing income. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustee and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line revenue and gain or loss on sale or acquisition of real estate from discontinued operations. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets (before accumulated amortization) and notes receivable and related accrued interest receivable, net. Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.